UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2015

ATVRockN

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54739

Nevada	27-4594495
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1420 London Road, Suite 100, Duluth, MN	55805
(Address of principal executive offices)	(Zip Code)

(218) 728-8553

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 19, 2015, ATVRockN (the "Company") issued a press release to announce that the Company has initiated merger discussions with Lush Lighting of Niles, MI.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Press release issued on August 19, 2015 by ATVRockN*	X

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the

Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATVRockN Registrant

Date: August 20, 2015
/s/ Hal B. Heyer, M.D___
Name: Hal B. Heyer, M.D.
Title: CEO